Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 20, 2007 between GULFPORT ENERGY CORPORATION, a Delaware corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually a “Lender”), and BANK OF AMERICA, N.A., a national banking association, as a Lender and as Administrative Agent (in such latter capacity, “Agent”). Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement (defined below).

RECITALS

A. Borrower, Lenders and Agent entered into that certain Credit Agreement dated as of March 11, 2005 (as amended by the First Amendment to Credit Agreement dated March 20, 2007, the Second Amendment to Credit Agreement dated July 19, 2007, and as may be further amended, restated or supplemented from time to time, the “Credit Agreement”).

B. Borrower, Lenders and Agent have agreed to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in its proper alphabetical order:

“Third Amendment” means the Third Amendment to Credit Agreement dated as of December 20, 2007 between Borrower, Lenders and Agent.

(b) Section 1.01 of the Credit Agreement is hereby amended by replacing the following definitions in proper alphabetical order:

“Applicable Rate” means the following percentages per annum, based upon the Utilization Percentage:

Applicable Rate
Pricing Level	Utilization Percentage	Letters of Credit	Eurodollar Rate +	Base Rate +	Commitment Fee
1	75%	2.00%	2.00%	0.50%	0.25%
2	> 50% but 75%	1.75%	1.75%	0.50%	0.25%
3	> 25% but 50%	1.50%	1.50%	0.25%	0.15%
4	25%	1.25%	1.25%	0.25%	0.15%

Any increase or decrease in the Applicable Rate resulting from a change in the Utilization Percentage shall become effective on the date such change occurs.

“Maturity Date” means March 31, 2010.

(c) Section 2.03 of the Credit Agreement is hereby amended to add the following new subsection (h):

(h)	The Borrower agrees to pay to the Agent, for the account of each Lender, ratably in accordance with its Pro Rata Share, a Borrowing Base increase fee equal to 0.50% of any increase of the Borrowing Base over the highest Borrowing Base previously in effect, payable on the day such increased Borrowing Base becomes effective.

(d) Section 7.11 of the Credit Agreement is hereby amended by deleting Section 7.11(a) in its entirety and replacing it with the following:

“(a)	Intentionally Omitted.”

2. Schedules.

(a) Schedule 2.01 (Commitments and Pro Rata Shares) to the Credit Agreement is hereby deleted and replaced in its entirety with Schedule 2.01 attached to this Amendment.

(b) Schedule 5.22 (Purchasers of Production) to the Credit Agreement is hereby deleted and replaced in its entirety with Schedule 5.22 attached to this Amendment.

3. Exhibits.

(a) Exhibit B (Borrowing Base Oil & Gas Properties) to the Credit Agreement is hereby deleted and replaced in its entirety with the Exhibit B attached to this Amendment.

(b) Exhibit E (List of Collateral Documents) to the Credit Agreement is hereby replaced with Exhibit E attached to this Amendment.

4. Borrowing Base. The parties agree that the Borrowing Base in effect as of December 20, 2007 is equal to $90,000,000.

5. Conditions. This Amendment shall be effective once

(a) this Amendment has been executed and delivered by Borrower, Lenders and Agent,

(b) a replacement Note is executed by Borrower and delivered to Bank of America, N.A. in form and substance satisfactory to Bank of America, N.A.,

(c) a Deed of Trust, Mortgage, Security Agreement, Financing Statement and Assignment of Production (the “Deed of Trust”) for each Property has been executed, notarized, and delivered to Agent;

(d) a Security Agreement has been executed and delivered by Borrower,

(e) an Officer’s Certificate from Borrower certifying as to incumbency of officers, no changes to certificate of incorporation and bylaws since the date of the certificate delivered in connection with the Credit Agreement (or the most recent amendment), and resolutions adopted by the Board of Directors authorizing this Amendment,

(f) evidence satisfactory to Agent that (i) all conditions to the obligations of the buyers and sellers to close the acquisition under that certain Purchase and Sale Agreement dated November 28, 2007 (as amended by First Amendment to Purchase and Sale Agreement dated December 3, 2007, Second Amendment to Purchase and Sale Agreement dated December 18, 2007, and as further amended, restated, or supplemented, the “Purchase Agreement”), by and between Ambrose Energy I, Ltd., a Texas limited partnership, and certain other persons, as sellers, and Windsor Permian LLC, a Delaware limited liability company, and Borrower, as buyers, have been fully satisfied (other than the payment of the purchase price), and (ii) Borrower has been granted an undivided 50% interest in and to all of the assets and properties described more particularly in Exhibit A to the Deed of Trust, and

(g) such other documents as Agent may reasonably request.

6. Representations and Warranties. Borrower represents and warrants to Lenders and Agent that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of the Borrower, (c) no other consent of any Person (other than Lenders and Agent) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date or to the extent additional matters have been disclosed to Lenders and Agent in writing), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Event of Default or Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Lenders or Agent is required for Lenders or Agent to rely on the representations and warranties in this Amendment.

7. Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party to and agrees that all Loan Documents to which it is a party to remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). Borrower hereby releases Lenders and Agent from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.

8. Miscellaneous.

(a) No Waiver of Defaults. This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lenders’ and Agent’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b) Form. Each agreement, document, instrument or other writing to be furnished Lenders and Agent under any provision of this Amendment must be in form and substance reasonably satisfactory to Lenders, Agent and their counsel.

(c) Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d) Costs, Expenses and Attorneys’ Fees. Borrower agrees to pay or reimburse Lenders and Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Lenders’ and Agent’s counsel.

(e) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f) Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile or by portable document format (PDF). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower, Lenders and Agent. Lenders and Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(g) Governing Law. This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h) Entirety. THE LOAN DOCUMENTS (AS AMENDED HEREBY) REPRESENT THE FINAL AGREEMENT BY AND BETWEEN BORROWER, LENDERS AND AGENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signatures appear on the next page.]

This Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER: GULFPORT ENERGY CORPORATION

By:	/s/ MICHAEL G. MOORE
Michael G. Moore Vice President and Chief Financial Officer

AGENT: BANK OF AMERICA, N.A., as Agent

By:	/s/ CHARLES W. PATTERSON
Charles W. Patterson Senior Vice President

LENDER: BANK OF AMERICA, N.A., as Lender

By:	/s/ CHARLES W. PATTERSON
Charles W. Patterson Senior Vice President

[Signature Page to Third Amendment to Credit Agreement]

SCHEDULE 2.01

COMMITMENTS AND PRO RATA SHARES

Lender	Commitment	Pro Rata Share
Bank of America, N.A.	$150,000,000	100.000000000%
Total:	$150,000,000	100.000000000%

Schedule 2.01